AGREEMENT OF MERGER

     This Agreement of Merger (the "Agreement") is dated as of June 27, 2006, by and among Cryomastor Acquisition Corp., a California corporation and wholly-owned subsidiary of Parent ("Merger Subsidiary") and CRYOMASTOR INC., a California corporation (the "Surviving Corporation"). Merger Subsidiary and Surviving Corporation are collectively referred to herein as the "Constituent Corporations").

     A. Merger Subsidiary and Surviving Corporation, along with Reflect Scientific, Inc. a Utah corporation ("Parent"), have entered into that certain Agreement and Plan of Merger dated as of April 19, 2006 (the "Plan of Merger"), providing, among other things, for the execution and filing of this Agreement of Merger and the merger of the Merger Subsidiary with and into the Surviving Corporation (the "Merger") upon the terms and subject to the conditions set forth in the Plan of Merger and this Agreement of Merger; and

     B. The respective Boards of Directors of each of the Constituent Corporations deem it advisable and in the best interests of each of such corporations, and their respective shareholders, that the Merger Subsidiary be merged with and into Surviving Corporation; and

     C. The shareholders of Merger Subsidiary and Surviving Corporation have unanimously adopted and approved of the Plan of Merger.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants, and agreements contained herein, the parties hereto agree as follows:

                                 ARTICLE I
                                 THE MERGER

     1.1 Surviving Corporation. Surviving Corporation is a California corporation organized on October 27, 2005, and has ten million (10,000,000) shares of common stock outstanding.

     1.2 Merger Subsidiary. Merger Subsidiary is a California corporation organized on April 7, 2006, and has one thousand (1,000) shares of common stock outstanding.

     1.3 Filing. This Merger Agreement, together with the officers' certificates of each of the Constituent Corporations required by the General Corporation Law of the State of California (the "California Law"), shall be filed with the Secretary of State of the State of California at the time specified in the Plan of Merger.

     1.4 Effectiveness. The Merger shall become effective at the time this Merger Agreement is filed with and accepted by the Secretary of State of the State of California (the "Effective Time").

     1.4 Merger. At the Effective Time, Merger Sub shall be merged into Surviving Corporation and the separate corporate existence of Merger Sub shall thereupon cease. Surviving Corporation shall be the surviving corporation in the Merger and the separate corporate existence of Surviving Corporation, with all of its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

     1.5 Further Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement of Merger or to vest the Surviving Corporation with the full right, title and possession to all assets, property, rights, privileges, immunities, powers and franchises of either or both of the Constituent Corporations, the officers and directors of the Surviving Corporation are fully authorized in the name of either or both of the Constituent Corporations or otherwise to take all such action.

                                   ARTICLE II
                        CORPORATE GOVERNANCE MATTERS

     2.1 Articles. From and after the Effective Time and until thereafter amended as provided by law, the Articles of Incorporation of the Surviving Corporation shall hereby be amended as follows:

     Article I of the Articles of Incorporation is hereby amended to read as follows:

          ARTICLE ONE: The name of this corporation shall be Cryometrix, Inc.

                                 ARTICLE III
                            MERGER CONSIDERATION

     3.1 Conversion. At the Effective Time, by virtue of the Merger and without any action on the part of the Surviving Corporation and/or the Merger
Subsidiary:

          (a) Each outstanding share of common stock of the Surviving Corporation ("Surviving Corporation Common Stock") issued and outstanding immediately prior to the Effective Time (except for Company Common Stock referred to in Section 3.1(c) hereof) will be converted into 0.30 shares of the common stock of Parent such that all outstanding shares of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time (except for Company Common Stock referred to in Section 3.1(c) hereof) will be converted into three million (3,000,000) shares of the common stock of Parent. No fractional share shall be issued. Additionally, each outstanding share of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time (except for Company Common Stock referred to in Section 3.1(c) hereof) will be exchanged for $0.70 in cash such that an aggregate amount of $700,000 is payable to the shareholders of Surviving Corporation immediately prior to the Effective time. Additionally, the shareholders of Surviving Corporation shall have the right to receive up to two million (2,000,000) shares of common stock of Parent based upon the earnings of Surviving Corporation following the Effective Time as further described in the Plan of Merger.

          (b) All stock options, warrants, convertible debt, other convertible securities or other rights to acquire shares of the Surviving Corporation outstanding at the Effective Time, whether or not exercisable and whether or not vested (all of which are listed on Schedule1.4(b) hereto), shall be cancelled.

          (c) Each share of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time that is then owned beneficially or of record by Parent, Merger Subsidiary or any direct or indirect subsidiary of Parent or Merger Subsidiary will be canceled without payment of any consideration therefor and without any conversion thereof. Furthermore, at the Effective Time, one (1) share of Surviving Corporation Common Stock shall be issued to Parent.

          (d) Except as expressly set forth herein, each share of any other equity interest of the Surviving Corporation (other than Surviving Corporation Common Stock) will be canceled without payment of any consideration therefor and without any conversion thereof.

          (e) Each share of common stock of Merger Subsidiary, par value $0.001 per share ("Merger Subsidiary Common Stock"), issued and outstanding immediately prior to the Effective Time, will be canceled as of the Effective Time.

          (f) Each holder of shares of Surviving Corporation Common Stock shall surrender their share certificate or certificates to the secretary of Surviving Corporation and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which their shares theretofore represented by a certificate or certificates so surrendered shall have been converted as aforesaid.

                                 ARTICLE IV
                        TERMINATION AND AMENDMENT

     4.1 Termination. Notwithstanding the approval of this Merger Agreement by the shareholders of Merger Subsidiary and Surviving Corporation, this Merger Agreement shall terminate forthwith in the event that the Reorganization Agreement shall be terminated as therein provided.

     4.2 Amendment. This Merger Agreement may be amended by the parties hereto at any time before or after approval hereof by the shareholders of either Merger Subsidiary or Surviving Corporation, but, after any such approval, no amendment shall be made which without the further approval of such shareholders would (i) have a material adverse effect on the shareholders of either Merger Subsidiary or Surviving Corporation; (ii) change any of the principal terms of the Merger Agreement; or (iii) change any term of the Articles of Incorporation of the Surviving Corporation. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                 ARTICLE V
                               MISCELLANEOUS

     5.1 Headings. The underlined headings contained in this Merger Agreement are for convenience of reference only, shall not be deemed to be a part of this Merger Agreement and shall not be referred to in connection with the construction or interpretation of this Merger Agreement.

     5.2 Counterparts. This Merger Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     5.3 Governing Law. This Merger Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

          5.4 Effectiveness. The effect of the Merger is as prescribed by law.

     IN WITNESS WHEREOF, the parties have executed this Agreement of Merger.

                              SURVIVING CORPORATION:

                              CRYOMASTOR, INC., a California corporation


                              By   /s/ John F. Dain
                                  JOHN F. DAIN, President

                              By  /s/ Nicholas J. Henneman
                                  NICHOLAS J. HENNEMAN, Secretary


                              MERGER SUBSIDIARY:

                              CRYOMASTOR ACQUISITION CORP.,
                              a California corporation


                              By    /s/ Kim Boyce
                                    Kim Boyce, President


                              By    /s/ Pamela Boyce
                                    Pamela Boyce, Secretary

                          OFFICERS' CERTIFICATE


    JOHN F. DAIN and NICHOLAS J. HENNEMAN hereby certify that:

     1. They are the President and Secretary, respectively, of CRYOMASTOR, INC., a California corporation (the "Corporation").

     2. The Agreement of Merger to which this Certificate is attached (the "Agreement of Merger") has been duly approved by the Board of Directors of the Corporation.

     3. The Corporation one class of stock outstanding, designated "Common Stock," of which ten million (10,000,000) shares were outstanding and entitled to vote on the merger.

     4. The principal terms of the Merger Agreement were approved by the unanimous vote of the shares of common stock outstanding which equaled or exceeded the vote required. The vote required was a majority of the outstanding shares of the Common Stock entitled to vote.

     Each of the undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge. Executed at Los Gatos, California on June 27, 2006.

                                    /s/ John F. Dain
                                   JOHN F. DAIN, President


                                 /s/ Nicholas J. Henneman
                                   NICHOLAS J. HENNEMAN, Secretary

                            OFFICERS' CERTIFICATE

    Kim Boyce and Pamela Boyce hereby certify that:

     1. They are the President and Secretary, respectively, of CRYOMASTOR ACQUISITION CORP., a California corporation (the "Corporation").

     2. The Agreement of Merger to which this Certificate is attached (the "Agreement of Merger") has been duly approved by the Board of Directors of the Corporation.

     3. The Corporation one class of stock outstanding, designated "Common Stock," of which 1,000 shares were outstanding and entitled to vote on the merger.

     4. The principal terms of the Merger Agreement were approved by the unanimous vote of the shares of common stock outstanding which equaled or exceeded the vote required. The vote required was a majority of the outstanding shares of the Common Stock entitled to vote.

     5. The vote of the shareholders of REFLECT SCIENTIFIC, INC., the parent of the Corporation which parent corporation is issuing equity securities to the shareholders of CRYOMASTOR, INC. pursuant to the Agreement of Merger, was not required.

     Each of the undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his or her own knowledge. Executed at Salt Lake City, Utah on June 27, 2006.

                                              /s/ Kim Boyce
                                             Kim Boyce, President


                                              /s/ Pamela Boyce
                                             Pamela Boyce, Secretary